UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period:  February 28, 2014

Item 1. Report to Stockholders.

ATAC Inflation Rotation Fund
(ATACX)

Semi-Annual Report

www.atacfund.com	February 28, 2014

ATAC INFLATION ROTATION FUND

March 26, 2014

Dear Fellow Shareholders:

On behalf of the Pension Partners team, we would like to thank you for your investment in the ATAC Inflation Rotation Fund, our alternative absolute return strategy.  We have exciting news to share in this letter which will provide additional understanding of our approach in this semi-annual shareholder letter for the 6 month period ending 02/28/2014.

The goal of the ATAC Inflation Rotation Fund (“the Fund” or “ATACX”) is to serve as a complement to one’s existing stock and bond asset allocation mix as an uncorrelated strategy which over time can enhance a portfolio’s risk and return characteristics.  By utilizing a buy and rotate approach based on the direction of inflation expectations as our models define them, the Fund has the ability to generate returns independent of the direction of stocks and bonds.  The weekly nature of the approach means that holdings within the Fund can shift in dramatic ways, making a snapshot of holdings at quarter-end a sub-optimal way of understanding the Fund’s current positioning.  Using Exchange Traded Funds (“ETFs”) as the vehicle of choice allows the Fund to efficiently reposition asset class exposure in ways the vast majority of funds benchmarked to a single asset class cannot.

On a weekly basis, the Fund’s model attempts to answer two questions.  First, based on market-driven inputs and how the calculations are defined, are inflation expectations rising or falling?  If rising, from a broad asset allocation perspective, stocks would be preferred to bonds.  If falling, from a broad asset allocation perspective, bonds would be preferred to stocks.  The second question once this is addressed relates to which stock or bond ETFs to position into.  When in stocks, the Fund primarily rotates around US large-cap, US small-cap, and emerging market equity ETFs.  When in bonds, the Fund primarily rotates around shorter duration US Treasuries, and longer duration US Treasuries.  We have chosen a relatively small opportunity set from an asset allocation perspective in the Fund’s model due to our research on the persistence of momentum, outperformance, and return differentiation using these investment categories.

While we use plain vanilla asset class exposure to generate returns, the rotations around those vehicles are what make the strategy over time a strong diversifier to portfolios.  The below chart shows the correlations of ATACX to each of the Fund’s opportunity set (using index benchmarks) since the end of September 2012 through February 2014.  Note that the Fund’s return pattern exhibits a low correlation to each asset class.

ATAC Fund Correlation With Various Indices

			Bloomberg US	Bloomberg US
MSCI			Treasury 10+	Treasury 1-3
Emerging	Russell 2000		Year Bond	Year Bond
Markets Index	Index	S&P 500 Index	Index	Index
0.14	-0.17	-0.01	0.24	0.04

With 2013’s outlier move in US equities now past us, and the Fed tapering Quantitative Easing (“QE”), we are noticing that market dynamics are reverting back to historical norms and relationships that our Fund’s model focuses on.  The Fund entered 2014 in US small-caps and a few weeks into the year rotated into long-duration Treasuries as a deflation pulse began to beat.  A week after the defensive rotation, US equities suffered from a swift mini-correction as volatility spiked and stocks fell.  A quick look at the January to early February performance of the Fund shows clear uncorrelated movement as the Fund advanced during the short-lived decline.  The condi-

ATAC INFLATION ROTATION FUND

tions that led up to that model decision were considerably more consistent relative to prior periods of high volatility, behaving differently than similar junctures in 2013.  While there have been few corrections or lasting declines since this iteration of QE began, the ATAC models have historically sidestepped many large declines and taken advantage of volatility in equities through moves into Treasuries, which tend to benefit during such periods.

From our perspective, this was actually highly encouraging.  It is clear that Quantitative Easing distorted various intermarket relationships in 2013.  Inflation remains hard to come by for developed markets, and Fed officials have essentially stated that the effectiveness of further Quantitative Easing has been exhausted.  It stands to reason that the removal of the Fed’s bond buying program should normalize cause and effect to historical norms, which is precisely the kind of environment we believe the ATAC Inflation Rotation Fund is distinctly designed to take advantage of.

Among the opportunity set mentioned earlier is emerging markets.  Those who have followed our analysis and thinking on MarketWatch, Minyanville, SeekingAlpha, CNBC, and Bloomberg know that we have been talking about what we believe is a wildly illogical disconnect between the performance of developed and emerging economies.  Investors have fled emerging markets aggressively for over three years now, with what may be a crescendo in redemptions for the asset class.  There has not been a crisis to justify crisis valuations which many of these countries currently exhibit.  If US equities are right in their optimism about future earnings, it is illogical to think that emerging markets do not participate.  The ATAC Inflation Rotation Fund has made some trades in that space, ultimately rotating out as momentum failed to stick.  However, with the US apparently nearing an end to its stimulus, emerging economies are more likely to begin their own.  This in turn could result in meaningful outperformance in what is currently the most hated area of the investable landscape.  For the ATAC Inflation Rotation Fund, that allows for the potential of a strong move ahead.

The focus on “beating” the stock market is misplaced for an alternative strategy like this, because the nature of the rotations means that over a full cycle which includes different asset class leadership, the strategy over time could end up outperforming them all.  At the same time, we believe the ability to get fully defensive when conditions suggest such a move is warranted by rotating into Treasuries attempts  protect capital when such a return pattern is needed most.  There are few, if any, strategies that do what the ATAC Inflation Rotation Fund does based on rigorous analysis and market anomalies which are persistent over time.

Having said that, we are excited to announce the launch of our second mutual fund, the ATAC Beta Rotation Fund (Ticker: BROTX).  Unlike the ATAC Inflation Rotation Fund, the ATAC Beta Rotation Fund is a constant equity-only strategy that fully rotates around cyclical and defensive sectors of the stock market based on inflation expectations and market conditions.  Those interested in learning more can visit www.atacfunds.com and click on the ATAC Beta Rotation Fund logo.  We believe a true sector rotation strategy would serve as a substitute for traditional stock market exposure within an equity asset allocation, while the ATAC Inflation Rotation Fund seeks to achieve absolute positive returns over time.

This is shaping up to be an exciting year for our alternative buy and rotate strategies.  Thank you again for your trust and confidence in our unique approach to portfolio management.  We look forward to great things to come in 2014.

Sincerely,

Edward M. Dempsey, CFP® & Michael A. Gayed, CFA

ATAC INFLATION ROTATION FUND

The BROTX Fund’s investment objectives, risks, charges, expenses and other information are described in the statutory or summary prospectus, which must be read and considered carefully before investing. You may download the statutory or summary prospectus or obtain a hard copy by calling 855-ATACFUND or visiting www.atacfund.com. Please read the Prospectuses carefully before you invest.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a current ATACX prospectus.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds invest primarily in ETFs, they may invest a greater percentage of its assets in the securities of a single issuer and therefore is considered non-diversified. If a Fund invests a greater percentage of its assets in the securities of a single issuer, its value may decline to a greater degree than if the fund held were a more diversified mutual fund. The funds are expected to have a high portfolio turnover ratio which has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains. This means that investors will be likely to have a higher tax liability. Because the Funds invest in Underlying ETFs an investor will indirectly bear the principal risks of the Underlying ETFs, including but not limited to, risks associated with investments in ETFs, large and smaller companies, real estate investment trusts, foreign securities, non-diversification, high yield bonds, fixed income investments, derivatives, leverage, short sales and commodities. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Beta Rotation Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Diversification does not assure a profit or protect against a loss in a declining market.

The MSCI Emerging Markets Index is a free float weighted equity index.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Bloomberg US Treasury 10+ Year Bond Index is a rules-based, market-value weighted index engineered to measure public obligations of the U.S. Treasury which have a maturity greater than 10 years.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Bloomberg US Treasury 1-3 Year Bond Index is a rules-based, market-value weighted index engineered to measure public obligations of the U.S. Treasury which have a maturity between 1-3 years.

One may not invest directly in an index.

A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Quasar Distributors, LLC, distributor.

ATAC INFLATION ROTATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 28, 2014

	1 Year	Since Inception(1)
ATAC Inflation Rotation Fund	2.09%	10.11%
Lipper Flexible Portfolio Funds Index(2)	14.27%	13.62%

(1)	September 10, 2012.
(2)
The Lipper Flexible Portfolio Funds Index is an equally weighted index of the thirty largest U.S. mutual funds in Lipper’s Flexible Portfolio Funds category.  The category is comprised of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

ATAC INFLATION ROTATION FUND

Expense Example (Unaudited)
February 28, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 – February 28, 2014).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (9/1/2013)	Value (2/28/2014)	(9/1/2013 to 2/28/2014)
ATAC Inflation Rotation Fund Actual(2)	$1,000.00	$1,007.90	$8.71
ATAC Inflation Rotation Fund Hypothetical
(5% return before expenses)	$1,000.00	$1,016.12	$8.75

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended February 28, 2014 of 0.79%.

ATAC INFLATION ROTATION FUND

Asset Allocations (Unaudited)
as of February 28, 2014(1)
(% of net assets)

Fund Holdings (Unaudited)
as of February 28, 2014(1)
(% of net assets)

iShares Russell 2000 Fund	24.9%
iShares Russell 2000 Value Fund	10.4%
Vanguard Small-Cap Value Fund	10.4%
iShares Core S&P Small-Cap Fund	10.4%
Vanguard Small-Cap Fund	10.3%
Vanguard Small-Cap Growth Fund	10.3%
Schwab U.S. Small-Cap Fund	10.3%
iShares Russell 2000 Growth Fund	10.3%

(1)	Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security.

ATAC INFLATION ROTATION FUND

Schedule of Investments (Unaudited)
February 28, 2014

Description	Shares	Value

EXCHANGE-TRADED FUNDS – 97.2%
iShares Core S&P Small-Cap Fund	105,012	$11,521,916
iShares Russell 2000 Growth Fund	81,974	11,450,128
iShares Russell 2000 Fund	235,842	27,716,152
iShares Russell 2000 Value Fund	115,282	11,528,200
Schwab U.S. Small-Cap Fund	212,785	11,488,262
Vanguard Small-Cap Fund	101,655	11,503,280
Vanguard Small-Cap Growth Fund	90,462	11,498,625
Vanguard Small-Cap Value Fund	115,975	11,523,276
Total Exchange-Traded Funds
(Cost $108,302,843)		108,229,839

SHORT-TERM INVESTMENT – 2.0%
Invesco Treasury Portfolio, 0.01%^
(Cost $2,192,792)	2,192,792	2,192,792
Total Investments – 99.2%
(Cost $110,495,635)		110,422,631
Other Assets and Liabilities, Net – 0.8%		876,198
Total Net Assets – 100.0%		$111,298,829

^	Variable Rate Security– The rate shown is the rate in effect as of February 28, 2014.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Assets and Liabilities (Unaudited)
February 28, 2014

ASSETS:
Investments, at value:
Unaffiliated issuers (cost: $110,495,635)	$110,422,631
Dividends & interest receivable	24
Receivable for investment securities sold	125,244,761
Receivable for capital shares sold	302,016
Prepaid expenses	21,590
Total assets	235,991,022

LIABILITIES:
Payable for investment securities purchased	124,421,273
Payable to investment adviser	109,866
Payable for capital shares redeemed	97,266
Payable for fund administration & accounting fees	13,582
Payable for compliance fees	1,966
Payable for transfer agent fees & expenses	7,619
Payable for custody fees	3,090
Payable for trustee fees	1,334
Accrued expenses	13,459
Accrued distribution fees	22,738
Total liabilities	124,692,193

NET ASSETS	$111,298,829

NET ASSETS CONSIST OF:
Paid-in capital	$117,537,018
Accumulated undistributed net investment loss	(122,848)
Accumulated undistributed net realized loss on investments	(6,042,337)
Net unrealized depreciation on investments	(73,004)
Net Assets	$111,298,829

Shares outstanding, unlimited number of shares authorized without par value	4,149,044

Net asset value, redemption price and offering price per share(1)	$26.83

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Operations (Unaudited)
For the Six Months Ended February 28, 2014

INVESTMENT INCOME:
Dividend income (includes $54,574 from affiliates)	$2,396,555
Interest income	320
Total investment income	2,396,875

EXPENSES:
Investment adviser fees (see Note 4)	763,480
Distribution fees (see Note 5)	152,696
Fund administration & accounting fees (see Note 4)	59,210
Transfer agent fees (see Note 4)	29,342
Federal & state registration fees	23,223
Custody fees (see Note 4)	8,446
Audit fees	7,496
Legal fees	6,468
Compliance fees (see Note 4)	5,973
Trustee fees (see Note 4)	4,564
Postage & printing fees	3,807
Other	3,377
Total expenses before reimbursement	1,068,082
Less: reimbursement from investment adviser	(1,088)
Net expenses	1,066,994

NET INVESTMENT INCOME	1,329,881

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments (includes $(2,306,585) net loss from affiliates)	(656,636)
Net change in unrealized appreciation on investments	26,070

Net realized and unrealized loss on investments	(630,566)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$699,315

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Changes in Net Assets

	Six Months Ended	For the Period
	February 28, 2014	Inception Through
	(Unaudited)	August 31, 2013(1)
OPERATIONS:
Net investment income (loss)	$1,329,881	$(587,107)
Net realized gain (loss) on investments	(656,636)	910,613
Net change in unrealized appreciation (depreciation)
on investments	26,070	(99,074)
Net increase in net assets resulting from operations	699,315	224,432

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	28,695,602	161,197,307
Proceeds from reinvestment of distributions	6,634,819	41,687
Payments for shares redeemed	(47,279,840)	(31,872,128)
Redemption fees	21,867	97,704
Net increase (decrease) in net assets resulting from
capital share transactions	(11,927,552)	129,464,570

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,452,729)	(58,131)
From net realized gains	(5,651,076)	—
Total distributions to shareholders	(7,103,805)	(58,131)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,332,042)	129,630,871

NET ASSETS:
Beginning of period	129,630,871	—
End of period (including accumulated undistributed net
investment loss of ($122,848) and $0, respectively)	$111,298,829	$129,630,871

(1)	Inception date of the Fund was September 10, 2012.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months Ended		For the Period
	February 28, 2014		Inception Through
	(Unaudited)		August 31, 2013(1)
PER SHARE DATA(2)

Net asset value, beginning of period	$28.33		$25.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	0.30		(0.28)
Net realized and unrealized gain (loss) on investments(4)	(0.09)		3.78
Total from investment operations	0.21		3.50

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.35)		(0.22)
Dividends from net capital gains	(1.36)		—
Total distributions	(1.71)		(0.22)

Paid in capital from redemption fees	—	(5)	0.05

Net asset value, end of period	$26.83		$28.33

TOTAL RETURN	0.79	%(6)	14.28	%(6)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$111.3		$129.6
Ratio of expenses to average net assets(7):
Before expense reimbursement	1.75	%(8)	1.93	%(8)
After expense reimbursement	1.75	%(8)	1.75	%(8)
Ratio of net investment income (loss) to average net assets(7):
Before expense reimbursement	2.18	%(8)	(1.18	)%(8)
After expense reimbursement	2.18	%(8)	(1.00	)%(8)
Portfolio turnover rate	1,129	%(6)	1,436	%(6)

(1)	Inception date of the Fund was September 10, 2012.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)
Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(5)	Amount per share is less than $0.01.
(6)	Not annualized.
(7)	Does not include expenses of investment companies in which the Fund invests.
(8)	Annualized.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements (Unaudited)
February 28, 2014

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The ATAC Inflation Rotation Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to achieve absolute positive returns over time.  The Fund commenced operations on September 10, 2012.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Pension Partners, LLC (the “Advisor”).  The Fund currently offers one class, the Investor Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.  As of and during the period ended February 28, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the period ended February 28, 2014, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended February 28, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements  (Unaudited) – Continued
February 28, 2014

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share, and are categorized in Level 1 of the fair value hierarchy.

Exchange-Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.  If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements  (Unaudited) – Continued
February 28, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$108,229,839	$—	$—	$108,229,839
Short-Term Investment	2,192,792	—	—	2,192,792
Total Investments	$110,422,631	$—	$—	$110,422,631

Transfers between levels are recognized at the end of the reporting period.  During the period ended February 28, 2014, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.74% of the Fund’s average daily net assets, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Prior to December 30, 2013, this rate was 1.75% of the Fund’s average daily net assets.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least May 31, 2015.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
8/31/2016	$105,692
8/31/2017	1,088
$106,780

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended February 28, 2014 are disclosed in the Statement of Operations.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements  (Unaudited) – Continued
February 28, 2014

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended February 28, 2014, the Investor Class incurred expenses of $152,696 pursuant to the Plan.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Period Ended	For the Period Ended
	February 28, 2014	August 31, 2013
Shares sold	1,018,567	5,689,264
Shares issued to holders in reinvestment of dividends	248,309	1,634
Shares redeemed	(1,693,860)	(1,114,870)
Net increase (decrease) in shares outstanding	(426,984)	4,576,028

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended February 28, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$1,345,393,812	$1,364,788,775

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at February 28, 2014, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross		Income
Appreciation	Depreciation	Net	Tax Cost
$7,244	$(80,248)	$(73,004)	$110,495,635

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements  (Unaudited) – Continued
February 28, 2014

At August 31, 2013, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Depreciation	Earnings
$2,532,042	$—	$—	$(2,365,741)	$166,301

As of August 31, 2013, the Fund did not have any capital loss carryovers.

The tax character of distributions paid during the period ended February 28, 2014 were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$7,103,805	$—	$7,103,805

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The tax character of distributions paid during the period ended August 31, 2013 were as follows:

Ordinary Income	Long Term Capital Gains	Total
$58,131	$—	$58,131

9.  TRANSACTIONS WITH AFFILIATES

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act.  The Fund conducted transactions during the period ended February 28, 2014 with affiliated companies as so defined:

	Beginning			Ending	Dividend	Realized
	Shares	Additions	Reductions	Shares	Income	Gain (Loss)

Direxion Daily Emerging
Markets Bull 3x Fund	—	2,012,684	2,012,684	—	—	$217,374
PIMCO 25+ Year Zero
Coupon US Treasury Fund	141,342	245,020	386,362	—	—	$(968,564)
SPDR Barclays Long Term
Treasury Fund	50,624	95,182	145,806	—	$22,390	$(113,237)
Vanguard Extended Duration
Treasury Fund	196,605	406,801	603,406	—	—	$(1,230,371)
Vanguard Long-Term
Government Bond Fund	94,599	177,852	272,451	—	$32,184	$(211,787)

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of February 28, 2014, Charles Schwab & Co. Inc., for the benefit of its customers, owned 27.36% of the outstanding shares of the Fund.

ATAC INFLATION ROTATION FUND

Approval of Investment Advisory Agreement
Pension Partners, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Pension Partners, LLC (“Pension Partners”) regarding the ATAC Inflation Rotation Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Pension Partners and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Pension Partners with respect to the Fund; (2) the cost of the services provided and the profits realized by Pension Partners from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale maybe realized as the Fund grows and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Pension Partners resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Pension Partners, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Pension Partners set forth in the Investment Advisory Agreement as it relates to the Fund continue to be fair and reasonable in light of the services that Pension Partners  performs, investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Pension Partners provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Pension Partners on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees considered Pension Partners’ capitalization, assets under management, the investment performance of the composite of accounts that Pension Partners manages with a similar (but not identical) investment style to that used to manage the Fund.  In addition, the Trustees considered the Fund’s performance through December 31, 2013, noting that while the Fund was underperforming its benchmark since inception, the Fund had achieved positive returns during its limited operations, and further noting that it is difficult to make meaningful comparisons with short-term results.  The Trustees

ATAC INFLATION ROTATION FUND

Approval of Investment Advisory Agreement – Continued
Pension Partners, LLC

also considered the investment philosophy of the portfolio managers and noted their experience managing assets with similar investment objectives.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Pension Partners provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Pension Partners under the Investment Advisory Agreement, as well as Pension Partners’ profitability from services that Pension Partners rendered to the Fund during the 12 month period ended June 30, 2013.  In that regard, the Trustees noted that Pension Partners subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees further noted that the management fees that Pension Partners charges to separately managed accounts with similar investment strategies and asset levels to those of the Fund are generally higher than the advisory fee for the Fund.  The Trustees also considered that Pension Partners had contractually agreed to reduce its management fees, and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees finally considered the Fund’s unique investment strategy utilizing exchange-traded funds (“ETFs”), and determined that the advisory fees charged by the ETFs are for services that are in addition to, rather than duplicative of, the services provided under the Investment Advisory Agreement.  The Trustees concluded that Pension Partners’ service relationship with the Fund has not yet returned a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered an analysis comparing the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average management fees reported for the benchmark category.  They also considered that the total expenses of the Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Pension Partners’ advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted the fact that an increase in assets would mostly likely not lead to a proportionate decrease in the level of advisory services that Pension Partners would be required to provide to the Fund at the present time.  The Trustees consequently concluded that it is not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting the issue in the future as circumstances changes and asset levels increased.  The Trustees also took into consideration that Pension Partners had agreed to consider whether breakpoints are appropriate on an annual basis.

Other Benefits.  The Trustees noted that Pension Partners does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 fees may be paid to Pension Partners as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Pension Partners incurred significantly exceed any Rule 12b-1 payments from the Fund.  The Trustees concluded that Pension Partners does not receive any additional financial benefits from services rendered to the Fund.

ATAC INFLATION ROTATION FUND

Additional Information (Unaudited) – Continued
February 28, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-282-2386.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-282-2386.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-282-2386, or (2) on the SEC’s website at www.sec.gov.

ATAC INFLATION ROTATION FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Pension Partners, LLC
430 West 14th St., #505
New York, NY 10014

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-282-2386.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date    May 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date    May 5, 2014

By (Signature and Title)*  /s/ Brian R/. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date    May 5, 2014

* Print the name and title of each signing officer under his or her signature.